Exhibit 99.1
ELLINGTON RESIDENTIAL ANNOUNCES STRATEGIC TRANSFORMATION
- Focus on CLO Investments Expected to Enhance Earnings, Reduce Volatility and Drive Book Value Growth, Utilizing Less Leverage -
- Company Revokes REIT Election and Intends to Convert to a Closed End Fund/RIC Later this Year -
- Expects to Change Name to Ellington Credit Corporation but will Retain Ticker EARN -
OLD GREENWICH, CONNECTICUT, April 1, 2024—Ellington Residential Mortgage REIT (NYSE: EARN) (the “Company”) today announced that its Board of Trustees has unanimously approved a strategic transformation of its investment strategy to focus on corporate collateralized loan obligations (“CLOs”). The Company intends to build upon its current $44 million CLO portfolio, with an emphasis on secondary CLO mezzanine debt and equity tranches.
In connection with its strategic transformation, the Company has decided to revoke its REIT election for tax year 2024. Later this year, the Company intends to convert to a registered closed end fund to be treated as a regulated investment company (a “RIC”) and, in the meantime, will operate as a taxable C-Corp and plans to take advantage of its significant existing net operating loss carryforwards to offset the majority of its U.S. federal taxable income. The Company intends to complete all necessary steps for the closed end fund/RIC conversion later this year, subject to receiving shareholder approval of certain matters. In light of the strategic transformation, the Company will reschedule its 2024 annual meeting of shareholders.
“We are excited to pivot EARN’s investment strategy to what we believe is a highly attractive space,” said Laurence Penn, Chief Executive Officer and President. “Ellington has a longstanding and successful track record of investing in secondary CLOs, spanning more than a decade across a wide variety of market conditions, and EARN’s CLO investments to date have generated excellent returns. While the CLO market has grown significantly over the years, many parts of the market – particularly the secondary markets for CLO mezzanine debt and equity – remain highly inefficient. We expect that EARN’s differentiated approach to CLO investing will capitalize on these inefficiencies and drive earnings growth, all while utilizing lower leverage. We believe that this strategic transformation will greatly enhance our ability to grow book value per share over time and unlock additional value for our shareholders. Furthermore, thanks to the high liquidity of our Agency MBS pool portfolio, the conversion to a closed end fund/RIC, including the transitioning of the investment portfolio, should entail only modest costs. Finally, we are excited about the benefits of the closed end fund/RIC structure, which we believe will enhance our access to the capital markets, open more channels for growth, and – perhaps most importantly – expand our valuation multiple.”
“The Board of Trustees appreciates the work management has done to develop this important change in strategy for EARN,” said Barry Allardice, Chairman of the Board. “We are unanimous in our belief that this transformation is in the best interests of our shareholders.”
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to numerous risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements or from our beliefs, expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "believe," "expect," "anticipate," "estimate," "project," "plan," "continue," "intend," "should," "would," "could," "goal," "objective," "will," "may," "seek," or similar expressions or their negative forms, or by references to strategy, plans, or intentions. Examples of forward-looking statements in this press release include, without limitation, our intention to pivot our investment strategy to focus on CLOs, our intention to build upon our current CLO portfolio, our intention to convert to a registered closed end fund to be treated as a RIC, our beliefs regarding the current economic and investment environment, our ability to implement our investment and hedging strategies, volatility and its impact on us, the performance of our investment and hedging strategies, our ability to implement our new strategy following our decision to revoke our REIT election, our ability to use NOLs in the future to offset taxable income, our expectations regarding the CLO market generally and our CLO investments, including relating to the CLO market being inefficient and our ability to take advantage of these inefficiencies to drive earnings growth with lower leverage, our ability to grow book value per share over time and unlock additional value for our shareholders, our expectations regarding the costs associated with the conversion to a closed end fund/RIC, including the transitioning of the investment portfolio, our ability to expand our valuation multiple, open more channels for growth, and enhance our access to the capital markets, the expected returns from our CLO investments, and our intention to change our name to Ellington Credit Corporation. The following factors are examples of those that could cause actual results to vary from those stated or implied by our forward-looking statements: changes in interest rates and the market value of our investments, market volatility, changes in the default rates or corporate loans, our ability to borrow to finance our assets, changes in government regulations affecting our business, our ability to maintain our exclusion from registration under the Investment Company Act of 1940, our ability to pivot our investment strategy to focus on CLOs, a deterioration in the CLO market, our ability to utilize our NOLs, our ability to convert to a closed end fund/RIC, including our ability to obtain shareholder approval of our conversion to a closed end fund/RIC, and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, as stated above, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K, which can be accessed through the link to our SEC filings under "For Investors" on our website (at www.earnreit.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q, 10-K and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
This release and the information contained herein do not constitute an offer of any securities or solicitation of an offer to purchase securities. In addition, the release is not a solicitation of votes or proxies. Any such solicitation will only be made pursuant to a proxy statement or other appropriate proxy materials filed with the SEC and labeled as such.
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